EXHIBIT 10.16

[Spanish and English translation of the New San Sebastian Gold Mine Exploration Concession/License (New SSGM).]

MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.

RESOLUCION No. 27

DIRECCION DE HIDROCARBUROS Y MINAS DEL MINISTERIO DE ECONOMIA: San Salvador, a las nueva horas del dia veinticuatro de Febrero del ano dos mil tres.

Vista la solicitud presentada el dia treinta de octubre del ano dos mil dos, por el Doctor Jose Antonio Alfaro Castro, Abogado, mayor de edad, actuando en calidad de Apoderado General Judicial de la Sociedad "COMMERCE GROUP CORP.", mediante la cual solicita Licencia de Exploracion de minerales, denominada "SAN SEBASTIAN", de un area de 40.77 kilometros cuadrados, identificada en la hojas cartograficas numeros 2656-IV y 2657-III conocidas como Santa Rosa de Lima en el Departamento de La Union y Nueva Esparta en el Departamento de Morazan respectivamente:

CONSIDERANDO:

I. Que encontrandose en legal forma la solicitud, de conformidad al Articulo 38 de la Ley de Mineria, se practico inspeccion en el area solicitada, por Delegados de esta Direccion, el dia trece de Febrero del corriente ano, la cual resulto favorable;

II. Que se encuentra comprobado en autos la existencia Legal de la Sociedad "COMMERCE GROUP CORP.", y la personeria con que actua el Doctor Jose Antonio Alfaro Castro y habiendo cumplido con los requerimientos que establece la Ley de Mineria en los Articulos 36, 37 numeral 1 y Articulo 38, y a peticion del solicitante, esta Direccion, considera procedente acceder a lo solicitado;

POR TANTO:

Por lo antes expuesto y de conformidad a lo dispuesto en los Articulos 4, 6, 13 y 19 de la Ley de Mineria, esta Direccion;

RESUELVE:

1. CONCEDESE, Licencia de Exploracion de minerales especificamente oro y plata, a la Sociedad "COMMERCE GROUP CORP.", en el area denominada "SAN SEBASTIAN", de una extension superficial de 40.77 kilometros cuadrados, identificada en la hojas cartograficas numeros 2656-IV y 2657-III, conocidas como Santa Rosa de Lima en el Departamento de La Union y Nueva Esparta en el Departamento de Morazan respectivamente, cuya descripcion tecnica es la siguiente: El proyecto se inicia en el vertice A cuyas coordenadas son: 278,000 Latidud y

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     611,000 Longitud, este vertice se encuentra localizado en el terreno justo en la cumbre de la loma La Calavera a 700 metros al Nororiente del Caserio Las Marias y margen norte del Rio Las Marias; desde este vertice y con rumbo Norte Franco y a una distancia de 6 kilometros se ubica el vertice B, cuyas coordenadas son: 284,000 Latitud y 611,000 Longitud, este vertice se localiza en el caserio El Raicero al sur del Cerro El Tigre y Norte del Cerro El Conto; desde este vertice y con rumbo Este Franco y a una distancia de 7 kilometros se ubica el vertice C cuyas coordenadas son 284,000 Latitud y 618,000 Longitud, este vertice se localiza entre el flanco oriental de la Loma Los Caguamos y el flanco occidental de la Loma La Pedregosa y al Sur Poniente de la Loma El Farallon; desde este vertice y con Rumbo Sur Franco y a una distancia de 6 kilometros se llega al vertice D cuyas coordenadas son: 278,000 Latitud y 618,000
     Longitud, este vertice se localiza en el margen Oriental del Rio Santa Rosa a 1.5 kilometros de la Ciudad de Santa Rosa de Lima;
     desde este vertice y con rumbo Oeste Franco y a una distancia de 7 kilometros se llega al vertice A; donde dio inicio la presente descripcion. El area descrita comprende una extension de 42 kilometros cuadrados, de los cuales se restan 1.23 kilometros cuadrados que corresponden al area de concesion de explotacion solicitada por la misma Sociedad, otorgandose en la Licencia de Exploracion solicitada un area de 40.77 kilometros cuadrados.

2. La Sociedad en referencia debera cumplir con lo dispuesto en los Articulos 17, 18, 19, 21 y 22 de la Ley de Mineria, su Reglamento y demas disposiciones relacionadas con dicha actividad;

3. La Titular, debera iniciar sus labores de exploracion de conformidad a su programa tecnico de exploracion presentado a esta Direccion.

4. La Licencia de Exploracion, se otorga por un periodo de cuatro anos, contado a partir del siguiente dia de la notificacion de esta Resolucion, pudiendo ampliarse y prorrogarse a juicio de esta Direccion, por el periodo que indica la Ley;

5. La Titular debera cancelar el canon superficial, en forma anticipada durante el primer mes de cada ano de exploracion, de conformidad a lo establecido en los Articulos 19 inciso quinto y 66 inciso segundo de la Ley de Mineria. NOTIFIQUESE.


                    Sello          ING. GINA NAVAS DE HERNANDEZ
                                   DIRECTORA



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[English translation of the New San Sebastian Gold Mine Exploration
Concession/License (New SSGM).]

MINISTRY OF ECONOMY
Republic of El Salvador

RESOLUTION No. 27

DIRECTORATE OF HYDROCARBONS AND MINES OF THE MINISTRY OF ECONOMY: San Salvador at 9:00 AM of the day February 24, 2003.

Having seen the application presented the day of October 30, 2002 by Dr. Jose Antonio Alfaro Castro, adult, Lawyer, from this city, acting in his capacity as General Legal Attorney for the Company "COMMERCE GROUP CORP." through which it applies for a minerals Exploration License called "SAN SEBASTIAN" of an area of 40.77 square kilometers identified on the cartographic sheet number 2656-IV NW, known as Santa Rosa de Lima in the Department of La Union, and Nueva Esparta in the Department of Morazan respectively.

CONSIDERING:

1.  That the application being found in legal format, in conformance to
    Article 38 of the Mining Law, an inspection was done in the requested area by Delegates of this Directorate the day of February 13, 2003 which turned out favorable;

2. That the legal existence of the Company COMMERCE GROUP CORP. is found to be proven in legal documents and the capacity with which Dr. Jose Antonio Alfaro Castro acts, and having complied with all of the requirements that the Mining Law Articles 36, 37 number 1 and Article 38 establishes, and at the petition of the applicant, this Directorate considers it procedurally correct to accede to what is applied for;

THEREFORE:

For what was stated above and in conformance to what is disposed in Articles 4, 6, 13, and 19 of the Mining Law, this Directorate:

RESOLVES:

1. CONCEDES an Exploration License for the exploration for minerals, specifically gold and silver, to the Company COMMERCE GROUP CORP. on the area called SAN SEBASTIAN with a surface extension of 40.77 square kilometers identified on the cartographic sheets numbers 2656 IV and 2657 III known as Santa Rosa de Lima in the Department of La Union and Nueva Esparta in the Department of Morazan respectively, and whose technical description is the following: The project starts on vertex A whose coordinates are 278,000 latitude and


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    611,000 longitude this vertex is located on the land just on the peak of the La Calavera Hill at 700 meters to the Northeast of Las Marias Village and the North margin of the Las Marias River, from this vertex and with a straight North direction and at a distance of 6 kilometers is located vertex B whose coordinates are: 284,000 latitude and 611,000 longitude, this vertex is located in the El Raicero Village to the South of El Tigre Mountain and North of El Conto Mountain; from this vertex and with a straight East direction and at a distance of 7 kilometers is located vertex C whose coordinates are 284,000 latitude and 618,000 longitude, this vertex is located between the East flank of the Los Caguamos Hill and the West flank of the La Pedregosa Hill and to the Southwest of the El Farallon Hill, from this vertex and with a straight South direction and at a distance of 6 kilometers vertex D is arrived at, whose coordinates are: 278,000 latitude and 618,000 longitude, this vertex is located on the East margin of the Santa Rosa River at 1.5 kilometers from the city of Santa Rosa de Lima, from this vertex and with a straight West direction and at a distance of 7 kilometers vertex A is arrived at, where the present description started. The area described covers an area of 42 square kilometers from which are subtracted 1.23 square kilometers that correspond to the area of the exploitation concession applied for by the same Company, granting in the requested Exploration License an area of 40.77 square kilometers.

2. The Company in reference should comply with what is disposed in Articles 17, 18, 19, 21 and 22 of the Mining Law, its Regulations and other dispositions related to such activity;

3. The Owner should start his exploration work in conformance to his technical program of exploration presented to this Directorate;

4. The Exploration License is granted for a period of four years starting to count from the day following the notification of this Resolution, being able to expand and prolong it at the judgment of this Directorate for the period that the Law indicates;

5. The Owner should pay the surface tax in advance during the first month of each year of exploration in conformance to what is established Article 9 fifth paragraph and 66 second paragraph of the Mining Law.


NOTIFY                                SIGNATURE
                              GINA NAVAS DE HERNANDEZ
                                      DIRECTOR